UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     July 20, 2004

QRS CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-21958	68-0102251

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Marina Way South, Richmond, California		94804

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code:     (510) 215-5000

(Former name and former address, if changed since last report)

Item 5. Other Events.

     On July 20, 2004, QRS Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

          99.1 Press Release dated July 20, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QRS CORPORATION

Date: July 20, 2004	By:	/s/ Elizabeth A. Fetter

	Name:	Elizabeth A. Fetter
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Document Description
99.1	Press Release dated July 20, 2004.